(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
April 30, 2002


Merrill Lynch
Healthcare
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH HEALTHCARE FUND, INC.


Portfolio
Information
As of 4/30/02
(unaudited)


                                  Percent of
Ten Largest Equity Holdings       Net Assets

Wellpoint Health Networks Inc.        6.7%
HCA Inc.                              5.0
Cerner Corporation                    4.7
Tenet Healthcare Corporation          4.7
Baxter International Inc.             3.9
AmerisourceBergen Corporation         3.6
Syncor International Corporation      3.3
Caremark Rx, Inc.                     3.2
Stryker Corporation                   2.5
WebMD Corporation                     2.2



                                  Percent of
Five Largest Industries           Net Assets

Health Care Facilities               12.8%
Managed Health Care                  11.5
Biotechnology Products               10.6
Medical Devices                      10.2
Health Care Information
  Technology                          6.9



Geographic Allocation             Percent of
By Country                        Net Assets

United States*                       79.4%
Canada                                1.8
India                                 1.7
Germany                               1.4
United Kingdom                        1.0
Denmark                               0.8
France                                0.8
Japan                                 0.3
Switzerland                           0.2
Finland                               0.1


*Excludes short-term securities.


Important Tax
Information
(unaudited)


Merrill Lynch Healthcare Fund, Inc. paid long-term capital gains distributions of $.144116 and $.086299 per share to shareholders of record on July 10, 2001 and December 13, 2001, respectively.

Please retain this information for your records.



Merrill Lynch Healthcare Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


Investment Environment
As the six-month period ended April 30, 2002 came to a close, the general market was in a decline. Investor concerns centered on whether the present robust economic rally that succeeded the post-September 11, 2001 decline might stall, and also, if the Federal Reserve Board might increase interest rates to preempt inflation. Middle East turbulence raised the specter of higher energy costs. As a result, the health care sector was affected by this atmosphere of uncertainty. While we share the belief that the outlook for the pharmaceutical industry is likely to be challenging during the next few years, we are highly optimistic about the prospects for the biotechnology and other smaller-capitalization health care company groups.

Pharmaceutical companies face the related problems of patent expirations on mature products and intensified generic drug competition. Moreover, the industry has a dearth of new drugs coming from its relatively unproductive research and development activities. The result has been a profit slowdown. At the same time, biotechnology companies have a bountiful flow of exciting new drugs for treatment of cancer, lupus, obesity and other serious health conditions. These new drugs are steadily progressing through the regulatory process toward commercialization. We believe that the prospects for this scientific industry are dramatic.

During the past 12 months, investors have recognized the desultory prospects for the pharmaceutical group. However, we believe the bright prospects for biotechnology are yet to be recognized.

Steady member enrollment growth for health maintenance organizations
(HMOs) and admissions gains of hospital management groups as the population gets older and managed care becomes more effective has led to enhanced profitability for the service sector and strong share price performance. Overall, however, the health care sector was one of the weakest-performing industry groups during the past year.


Fiscal Year in Review
For the 12-month period ended April 30, 2002, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +2.91%, +1.85%, +1.85%, and +2.78%, respectively. The Fund outperformed its peer group, the Lipper Health/Biotechnology Fund Average, which had a -11.41% return. During the same period, the unmanaged Standard & Poor's 500 Index provided a return of -12.70%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders).

During the 12-month period ended April 30, 2002, we gradually reduced our pharmaceutical holdings while maintaining a substantial position in health care service companies (hospital management companies, HMOs and pharmaceutical distributors). We also maintained a meaningful position in the biotechnology subsector where emphasis was placed on more moderately valued product development, rather than on highly speculative genomics companies. Overall, the Fund was positioned in a defensive mode during the fiscal year.

Our most significant action benefiting the Fund's performance was the increase in our holdings of hospital management and HMO stocks. Looking ahead, we continue to view the health care sector with great enthusiasm. The translation of profound genomic discovery into useful commercial products continues. This should generate future profits as well as major therapeutic advances. We believe the visibility of these developments is near and should help to offset the risk presented by a highly volatile equity market.


In Conclusion
We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and Portfolio Manager



May 28, 2002



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Healthcare Fund, Inc., April 30, 2002


PERFORMANCE DATA (concluded)


Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 3/31/02                    + 8.13%        + 2.46%
Five Years Ended 3/31/02                  +19.70         +18.41
Ten Years Ended 3/31/02                   +15.07         +14.45

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/02                    + 6.96%        + 2.96%
Five Years Ended 3/31/02                  +18.48         +18.27
Ten Years Ended 3/31/02                   +13.89         +13.89

*Maximum contingent deferred sales charge is 4% and is reduced to 0%after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/02                    + 6.96%        + 5.96%
Five Years Ended 3/31/02                  +18.46         +18.46
Inception (10/21/94) through 3/31/02      +19.09         +19.09

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 3/31/02                    + 7.80%        + 2.14%
Five Years Ended 3/31/02                  +19.38         +18.10
Inception (10/21/94) through 3/31/02      +19.67         +18.80

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follow:

ML Healthcare Fund, Inc++
Class A Shares*

Date                       Value

April 1992               $ 9,475.00
April 1993               $ 9,371.00
April 1994               $10,138.00
April 1995               $10,794.00
April 1996               $15,544.00
April 1997               $16,873.00
April 1998               $24,307.00
April 1999               $27,226.00
April 2000               $34,866.00
April 2001               $39,946.00
April 2002               $41,108.00


ML Healthcare Fund, Inc++
Class B Shares*

Date                       Value

April 1992               $10,000.00
April 1993               $ 9,793.00
April 1994               $10,503.00
April 1995               $11,059.00
April 1996               $15,755.00
April 1997               $16,927.00
April 1998               $24,138.00
April 1999               $26,742.00
April 2000               $33,960.00
April 2001               $38,470.00
April 2002               $39,182.00


S&P 500 Index++++

Date                       Value

4/30/1992                $10,000.00
April 1993               $10,924.00
April 1994               $11,505.00
April 1995               $13,514.00
April 1996               $17,597.00
April 1997               $22,020.00
April 1998               $31,063.00
April 1999               $37,842.00
April 2000               $41,675.00
April 2001               $36,269.00
April 2002               $31,664.00


A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc++ Class C and Class D Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follow:

ML Healthcare Fund, Inc++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
April 1995               $10,489.00
April 1996               $14,974.00
April 1997               $16,064.00
April 1998               $22,917.00
April 1999               $25,397.00
April 2000               $32,178.00
April 2001               $36,483.00
April 2002               $37,158.00


ML Healthcare Fund, Inc++
Class D Shares*

Date                       Value

10/21/1994**             $ 9,475.00
April 1995               $ 9,764.00
April 1996               $14,035.00
April 1997               $15,173.00
April 1998               $21,842.00
April 1999               $24,395.00
April 2000               $31,160.00
April 2001               $35,588.00
April 2002               $36,577.00


S&P 500 Index++++

Date                       Value

10/31/1994**             $10,000.00
April 1995               $11,047.00
April 1996               $14,385.00
April 1997               $18,000.00
April 1998               $25,392.00
April 1999               $30,933.00
April 2000               $34,066.00
April 2001               $29,647.00
April 2002               $25,883.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not indicative of future results.


Recent
Performance
Results*


                                                                                     Ten Years/
                                                    6-Month          12-Month     Since Inception
As of April 30, 2002                              Total Return     Total Return     Total Return
ML Healthcare Fund, Inc.--Class A Shares              +1.76%           +2.91%         +333.86%
ML Healthcare Fund, Inc.--Class B Shares              +1.14            +1.85          +291.79
ML Healthcare Fund, Inc.--Class C Shares              +1.14            +1.85          +271.58
ML Healthcare Fund, Inc.--Class D Shares              +1.72            +2.78          +286.00

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch Healthcare Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS

NORTH                                Shares                                                                      Percent of
AMERICA      Industries               Held                   Investments                                Value    Net Assets
Canada       Pharmaceuticals--        400,000  ++Biovail Corporation                                   $ 15,108,000    1.8%
             Generic

                                               Total Investments in Canada                               15,108,000     1.8


United       Biotechnology
States       Discovery Tools &        469,100  ++Charles River Laboratories International, Inc.          14,049,545     1.6
             Platform               1,000,000  ++Emisphere Technologies, Inc. (a)                        15,340,000     1.8
             Technologies             600,000  ++Lexicon Genetics Incorporated                            4,794,000     0.6
                                      667,500  ++Medarex, Inc.                                            6,768,450     0.8
                                                                                                       ------------   -----
                                                                                                         40,951,995     4.8

             Biotechnology            200,000  ++Amgen Inc.                                              10,576,000     1.2
             Products                  74,500  ++Aphton Corporation                                         733,825     0.1
                                      300,000  ++Celgene Corporation                                      5,928,000     0.7
                                       80,000  ++Cell Genesys, Inc.                                       1,136,000     0.1
                                      200,000  ++Genentech, Inc.                                          7,100,000     0.8
                                      400,000  ++Genta Incorporated                                       5,388,000     0.6
                                       80,000  ++IDEC Pharmaceuticals Corporation                         4,388,800     0.5
                                      250,000  ++ILEX Oncology, Inc.                                      4,095,000     0.5
                                      600,000  ++Immunex Corporation                                     16,296,000     1.9
                                      500,000  ++La Jolla Pharmaceutical Company                          3,670,000     0.4
                                      200,000  ++MedImmune, Inc.                                          6,680,000     0.8
                                      200,000  ++NaPro Bio Therapeutics, Inc.                             1,388,000     0.2
                                      200,000  ++Neurocrine Biosciences, Inc.                             6,568,000     0.7
                                       70,000  ++OSI Pharmaceuticals, Inc.                                2,237,200     0.3
                                      390,900  ++Progenics Pharmaceuticals, Inc.                          5,464,782     0.6
                                       80,000  ++Protein Design Labs, Inc.                                1,433,600     0.2
                                      100,000  ++Regeneron Pharmaceuticals, Inc.                          2,060,000     0.2
                                       60,000  ++Tanox, Inc.                                                714,600     0.1
                                       80,000  ++Transkaryotic Therapies, Inc.                            3,187,200     0.4
                                       60,000  ++Trimeris, Inc.                                           2,877,000     0.3
                                                                                                       ------------   -----
                                                                                                         91,922,007    10.6

             Diagnostics              100,000  ++Laboratory Corporation of America Holdings               9,920,000     1.1
                                      100,000  ++Quest Diagnostics Incorporated                           9,193,000     1.1
                                      100,000  ++Unilab Corporation                                       2,996,000     0.4
                                                                                                       ------------   -----
                                                                                                         22,109,000     2.6

             Health Care              400,000  AmerisourceBergen Corporation                             31,000,000     3.6
             Distributors             903,400  ++Syncor International Corporation                        28,231,250     3.3
                                                                                                       ------------   -----
                                                                                                         59,231,250     6.9

             Health Care              900,000  HCA Inc.                                                  43,011,000     5.0
             Facilities               200,000  ++HEALTHSOUTH Corporation                                  3,020,000     0.3
                                      270,900  ++LifePoint Hospitals, Inc.                               11,350,710     1.3
                                       50,000  ++Manor Care, Inc.                                         1,282,000     0.1
                                      100,000  ++Province Healthcare Company                              3,851,000     0.4
                                      550,000  ++Tenet Healthcare Corporation                            40,353,500     4.7
                                      200,000  ++Triad Hospitals, Inc.                                    8,400,000     1.0
                                                                                                       ------------   -----
                                                                                                        111,268,210    12.8

             Health Care              774,200  ++Cerner Corporation                                      41,117,762     4.7
             Information            2,800,000  ++WebMD Corporation                                       19,404,000     2.2
             Technology                                                                                ------------   -----
                                                                                                         60,521,762     6.9

             Managed Health Care      250,000  Aetna Inc. (New Shares)                                   11,900,000     1.4
                                      200,000  ++Anthem, Inc.                                            13,640,000     1.6
                                      200,000  ++Humana Inc.                                              3,270,000     0.4
                                      200,000  ++Mid Atlantic Medical Services, Inc.                      7,286,000     0.8
                                       60,000  UnitedHealth Group Incorporated                            5,268,600     0.6
                                      780,000  ++Wellpoint Health Networks Inc.                          58,562,400     6.7
                                                                                                       ------------   -----
                                                                                                         99,927,000    11.5

             Medical Devices          400,000  ++Boston Scientific Corporation                            9,968,000     1.1
                                      160,000  Datascope Corp.                                            5,008,000     0.6
                                      314,300  Diagnostic Products Corporation                           15,080,114     1.7
                                      154,400  ++Intuitive Surgical, Inc.                                 1,565,616     0.2
                                      250,000  Medtronic, Inc.                                           11,172,500     1.3
                                      117,200  ++St. Jude Medical, Inc.                                   9,752,212     1.1
                                      400,000  Stryker Corporation                                       21,404,000     2.5
                                      600,000  ++Thoratec Laboratories Corporation                        4,890,000     0.6
                                      140,000  ++VISX, Incorporated                                       2,291,800     0.3
                                                                                                       ------------   -----
                                                                                                         81,132,242     9.4

             Pharmaceuticals--        200,000  ++Endo Pharmaceuticals Holdings, Inc.                      2,306,000     0.2
             Diversified               30,000  Wyeth                                                      1,710,000     0.2
                                                                                                       ------------   -----
                                                                                                          4,016,000     0.4

             Pharmaceuticals--        300,000  ++Andrx Group                                             13,566,000     1.6
             Generic                  200,000  ++Barr Laboratories, Inc.                                 13,330,000     1.5
                                      252,000  ++K-V Pharmaceutical Company (Class A)                     7,245,000     0.8
                                                                                                       ------------   -----
                                                                                                         34,141,000     3.9

             Pharmaceuticals--         50,000  Pfizer Inc.                                                1,817,500     0.2
             Prescription             100,000  Pharmacia Corporation                                      4,123,000     0.5
                                                                                                       ------------   -----
                                                                                                          5,940,500     0.7

             Pharmaceuticals--        150,000  Allergan Inc.                                              9,886,500     1.1
             Specialty                600,000  Baxter International Inc.                                 34,140,000     3.9
                                       80,000  ++Forest Laboratories, Inc.                                6,171,200     0.7
                                                                                                       ------------   -----
                                                                                                         50,197,700     5.7

             Pharmacy Benefit       1,300,000  ++Caremark Rx, Inc.                                       27,950,000     3.2
             Managers

                                               Total Investments in the United States                   689,308,666    79.4


                                               Total Investments in North America                       704,416,666    81.2



Merrill Lynch Healthcare Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)

PACIFIC BASIN/                       Shares                                                                      Percent of
ASIA         Industries               Held                   Investments                                Value    Net Assets
India        Pharmaceuticals--        685,600  Dr. Reddy's Laboratories Limited (ADR)*                 $ 14,994,072    1.7%
             Generic
                                               Total Investments in India                                14,994,072     1.7

Japan        Pharmaceuticals--        100,000  Fujisawa Pharmaceutical Co., Ltd.                          2,445,483     0.3
             Prescription
                                               Total Investments in Japan                                 2,445,483     0.3


                                               Total Investments in the Pacific Basin/Asia               17,439,555     2.0


Western
Europe

Denmark      Biotechnology
             Discovery Tools &        160,000  ++Genmab A/S                                               3,160,944     0.3
             Platform Technologies

             Medical Devices          150,000  ++William Demant A/S                                       4,045,111     0.5

                                               Total Investments in Denmark                               7,206,055     0.8


Finland      Pharmaceuticals--         51,800  Orion-Yhtyma OY 'B'                                        1,213,602     0.1
             Specialty

                                               Total Investments in Finland                               1,213,602     0.1


France       Pharmaceuticals--        100,000  Aventis SA                                                 7,105,174     0.8
             Prescription

                                               Total Investments in France                                7,105,174     0.8


Germany      Pharmaceuticals--        100,000  Altana AG                                                  5,595,831     0.7
             Prescription             100,000  Schering AG                                                6,100,447     0.7

                                               Total Investments in Germany                              11,696,278     1.4


Switzerland  Pharmaceuticals--          2,000  Serono SA 'B'                                              1,530,770     0.2
             Prescription

                                               Total Investments in Switzerland                           1,530,770     0.2


United       Medical Devices          401,887  Smith & Nephew PLC                                         2,287,041     0.3
Kingdom
             Pharmaceuticals--        174,419  Galen Holdings PLC                                         1,372,576     0.1
             Generic                  111,554  Galen Holdings PLC (ADR)*                                  3,496,102     0.4
                                                                                                       ------------   -----
                                                                                                          4,868,678     0.5

             Pharmaceuticals--      1,500,000  ++SkyePharma PLC                                           1,606,673     0.2
             Specialty

                                               Total Investments in the United Kingdom                    8,762,392     1.0


                                               Total Investments in Western Europe                       37,514,271     4.3


                                               Total Long-Term Investments (Cost--$601,465,999)         759,370,492    87.5



SHORT-TERM                             Face
SECURITIES                            Amount
             Commercial Paper**  $ 20,000,000  Fortis Funding LLC, 1.75% due 5/24/2002                   19,977,639     2.3
                                   35,000,000  Gannett Company Inc., 1.78% due 5/06/2002                 34,991,347     4.0
                                   41,646,000  General Motors Acceptance Corp., 1.98% due 5/01/2002      41,646,000     4.8

                                               Total Short-Term Investments
                                               (Cost--$96,614,986)                                       96,614,986    11.1


             Total Investments (Cost--$698,080,985)                                                     855,985,478    98.6
             Other Assets Less Liabilities                                                               11,926,853     1.4
                                                                                                       ------------  ------
             Net Assets                                                                                $867,912,331  100.0%
                                                                                                       ============  ======

*American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.
(a)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:


                                        Net Share     Net     Dividend
Industry                 Affiliate       Activity     Cost     Income

Biotechnology            Emisphere
  Discovery          Technologies, Inc.
  Tools & Platform
  Technologies                           200,000   $4,933,284    ++


++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2002


STATEMENT OF ASSETS AND LIABILITIES


                  As of April 30, 2002
Assets:           Investments, at value (including securities loaned of $186,993,840)
                  (identified cost--$698,080,985)                                                            $  855,985,478
                  Investments held as collateral for loaned securities, at value                                189,991,709
                  Cash                                                                                                  938
                  Foreign cash (Cost--$50,791)                                                                       50,858
                  Receivables:
                     Securities sold                                                       $   23,102,767
                     Capital shares sold                                                        1,428,691
                     Dividends                                                                    154,617
                     Loaned securities                                                             12,359        24,698,434
                                                                                           --------------
                  Prepaid registration fees and other assets                                                         27,757
                                                                                                             --------------
                  Total assets                                                                                1,070,755,174
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                     189,991,709
                  Payables:
                     Securities purchased                                                       9,475,358
                     Capital shares redeemed                                                    1,896,679
                     Investment adviser                                                           734,992
                     Distributor                                                                  399,626        12,506,655
                                                                                           --------------
                  Accrued expenses and other liabilities                                                            344,479
                                                                                                             --------------
                  Total liabilities                                                                             202,842,843
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  867,912,331
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value,
Consist of:       200,000,000 shares authorized                                                              $    4,670,544
                  Class B Shares of Common Stock, $.10 par value,
                  100,000,000 shares authorized                                                                   6,328,008
                  Class C Shares of Common Stock, $.10 par value,
                  100,000,000 shares authorized                                                                   2,015,126
                  Class D Shares of Common Stock, $.10 par value,
                  100,000,000 shares authorized                                                                   2,355,633
                  Paid-in capital in excess of par                                                              710,804,793
                  Accumulated investment loss--net                                         $     (14,379)
                  Accumulated realized capital losses on investments
                  and foreign currency transactions--net                                     (16,148,638)
                  Unrealized appreciation on investments and foreign
                  currency transactions--net                                                  157,901,244
                                                                                           --------------
                  Total accumulated earnings--net                                                               141,738,227
                                                                                                             --------------
                  Net assets                                                                                 $  867,912,331
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $311,287,969 and 46,705,436
Value:                     shares outstanding                                                                $         6.66
                                                                                                             ==============
                  Class B--Based on net assets of $310,916,297 and 63,280,082
                           shares outstanding                                                                $         4.91
                                                                                                             ==============
                  Class C--Based on net assets of $98,994,209 and 20,151,264
                           shares outstanding                                                                $         4.91
                                                                                                             ==============
                  Class D--Based on net assets of $146,713,856 and 23,556,329
                           shares outstanding                                                                $         6.23
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                  For the Year Ended April 30, 2002
Investment        Dividends (net of $29,958 foreign withholding tax)                                         $    1,421,320
Income:           Interest                                                                                        1,062,259
                  Securities lending--net                                                                           149,391
                                                                                                             --------------
                  Total income                                                                                    2,632,970
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    8,290,625
                  Account maintenance and distribution fees--Class B                            3,238,852
                  Account maintenance and distribution fees--Class C                              800,215
                  Transfer agent fees--Class B                                                    652,953
                  Transfer agent fees--Class A                                                    529,908
                  Account maintenance fees--Class D                                               319,577
                  Accounting services                                                             280,802
                  Transfer agent fees--Class D                                                    228,162
                  Transfer agent fees--Class C                                                    172,652
                  Professional fees                                                                92,215
                  Registration fees                                                                90,826
                  Custodian fees                                                                   76,704
                  Printing and shareholder reports                                                 67,326
                  Directors' fees and expenses                                                     49,353
                  Pricing fees                                                                     18,797
                  Other                                                                            40,878
                                                                                           --------------
                  Total expenses                                                                                 14,949,845
                                                                                                             --------------
                  Investment loss--net                                                                         (12,316,875)
                                                                                                             --------------

Realized &        Realized gain (loss) on:
Unrealized           Investments--net                                                         (1,601,674)
Gain (Loss) On       Foreign currency transactions--net                                           113,423       (1,488,251)
Investments &                                                                              --------------
Foreign           Change in unrealized appreciation/depreciation on:
Currency             Investments--net                                                          33,188,169
Transactions--       Foreign currency transactions--net                                             5,537        33,193,706
Net:                                                                                       --------------    --------------
                  Total realized and unrealized gain on investments and foreign
                  currency transactions--net                                                                     31,705,455
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $   19,388,580
                                                                                                             ==============


See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended April 30,
                  Increase (Decrease) in Net Assets:                                              2002              2001
Operations:       Investment loss--net                                                     $ (12,316,875)    $  (8,303,548)
                  Realized gain (loss) on investments and foreign currency
                  transactions--net                                                           (1,488,251)        42,322,536
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net                                       33,193,706        41,867,488
                                                                                           --------------    --------------
                  Net increase in net assets resulting from operations                         19,388,580        75,886,476
                                                                                           --------------    --------------

Distributions to  Realized gain on investments--net:
Shareholders:        Class A                                                                 (10,090,226)      (45,325,275)
                     Class B                                                                 (14,949,634)      (67,176,618)
                     Class C                                                                  (3,438,059)      (10,394,976)
                     Class D                                                                  (4,492,685)      (14,084,810)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from distributions to
                  shareholders                                                               (32,970,604)     (136,981,679)
                                                                                           --------------    --------------

Capital Share     Net increase in net assets derived from capital share transactions           88,049,914       263,859,759
Transactions:                                                                              --------------    --------------

Net Assets:       Total increase in net assets                                                 74,467,890       202,764,556
                  Beginning of year                                                           793,444,441       590,679,885
                                                                                           --------------    --------------
                  End of year*                                                             $  867,912,331    $  793,444,441
                                                                                           ==============    ==============

                  *Undistributed (accumulated) investment income (loss)--net               $     (14,379)    $   14,416,157
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                    Class A
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $    6.70    $    6.98    $    5.62    $    5.84    $    5.05
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.06)        (.04)        (.03)        (.03)        (.02)
                Realized and unrealized gain on
                investments and foreign currency
                transactions--net                                   .25         1.12         1.57          .67         2.02
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .19         1.08         1.54          .64         2.00
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.23)       (1.36)        (.18)        (.86)       (1.21)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    6.66    $    6.70    $    6.98    $    5.62    $    5.84
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                2.91%       14.57%       28.06%       12.01%       44.06%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.27%        1.24%        1.26%        1.27%        1.32%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                             (.95%)       (.55%)       (.47%)       (.46%)       (.28%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 311,288    $ 288,091    $ 219,499    $ 176,491    $ 146,154
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               81.36%       65.42%      109.88%       91.26%      115.99%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                    Class B
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $    5.05    $    5.55    $    4.54    $    4.91    $    4.40
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.10)        (.09)        (.07)        (.07)        (.06)
                Realized and unrealized gain on
                investments and foreign currency
                transactions--net                                   .19          .89         1.26          .55         1.72
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .09          .80         1.19          .48         1.66
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.23)       (1.30)        (.18)        (.85)       (1.15)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    4.91    $    5.05    $    5.55    $    4.54    $    4.91
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                1.85%       13.28%       26.99%       10.79%       42.60%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.29%        2.26%        2.28%        2.29%        2.35%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                            (1.97%)      (1.57%)      (1.49%)      (1.49%)      (1.31%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 310,916    $ 331,683    $ 273,530    $ 256,000    $ 208,520
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               81.36%       65.42%      109.88%       91.26%      115.99%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios
have been derived from information
provided in the financial statements.                                                    Class C
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $    5.05    $    5.55    $    4.55    $    4.92    $    4.40
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.10)        (.09)        (.07)        (.07)        (.06)
                Realized and unrealized gain on
                investments and foreign currency
                transactions--net                                   .19          .90         1.25          .55         1.73
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .09          .81         1.18          .48         1.67
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.23)       (1.31)        (.18)        (.85)       (1.15)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    4.91    $    5.05    $    5.55    $    4.55    $    4.92
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                1.85%       13.38%       26.70%       10.82%       42.66%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.30%        2.28%        2.30%        2.30%        2.36%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                            (1.99%)      (1.58%)      (1.50%)      (1.50%)      (1.31%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  98,994    $  66,028    $  38,622    $  31,295    $  19,860
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               81.36%       65.42%      109.88%       91.26%      115.99%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios
have been derived from information
provided in the financial statements.                                                    Class D
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year            $    6.29    $    6.63    $    5.36    $    5.62    $    4.89
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.07)        (.05)        (.04)        (.04)        (.03)
                Realized and unrealized gain on
                investments and foreign currency
                transactions--net                                   .24         1.05         1.49          .64         1.95
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .17         1.00         1.45          .60         1.92
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.23)       (1.34)        (.18)        (.86)       (1.19)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    6.23    $    6.29    $    6.63    $    5.36    $    5.62
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                2.78%       14.21%       27.73%       11.69%       43.95%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.52%        1.50%        1.51%        1.52%        1.56%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                            (1.20%)       (.80%)       (.71%)       (.72%)       (.52%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 146,714    $ 107,642    $  59,029    $  43,700    $  25,718
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               81.36%       65.42%      109.88%       91.26%      115.99%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may also purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered put and call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $14,328,755 have been reclassified between accumulated net investment loss and accumulated net realized capital losses, $12,215,094 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $67 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



Merrill Lynch Healthcare Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                           Account          Distribution
                       Maintenance Fee          Fee

Class B                      .25%               .75%
Class C                      .25%               .75%
Class D                      .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended April 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            FAMD             MLPF&S

Class A                   $ 1,415           $ 13,254
Class D                   $27,118           $416,803


For the year ended April 30, 2002, MLPF&S received contingent deferred sales charges of $429,346 and $26,572 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, a subsidiary of ML & Co., or its affiliates. As of April 30, 2002, the Fund lent securities with a value of $56,615,640 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of April 30, 2002, cash collateral of $49,056,342 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $140,935,367 was invested in the Merrill Lunch Premier Institutional Fund. For the year ended April 30, 2002, QA Advisors received $17,574 in securities lending agent fees.

In addition, MLPF&S received $312,863 in commissions on the execution of portfolio security transactions for the Fund for the year ended April 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended April 30, 2002, the Fund, reimbursed MLIM,
$29,754 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2002 were $645,936,880 and $666,658,030, respectively.

Net realized gains (losses) for the year ended April 30, 2002 and net unrealized gains (losses) as of April 30, 2002 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)    Gains (Losses)

Long-term investments              $ (1,601,431)      $ 157,904,493
Short-term investments                     (243)                 --
Foreign currency transactions            113,423            (3,249)
                                   -------------      -------------
Total                              $ (1,488,251)      $ 157,901,244
                                   =============      =============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $156,972,063, of which $234,884,609 related to appreciated securities and $77,912,546 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $699,013,415.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $88,049,914 and $263,859,759 for the years ended April 30, 2002 and April 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended April 30, 2002                      Shares          Amount

Shares sold                           11,239,078     $   74,475,884
Shares issued to shareholders in
reinvestment of distributions          1,415,947          9,332,034
                                   -------------     --------------
Total issued                          12,655,025         83,807,918
Shares redeemed                      (8,939,874)       (59,134,657)
                                   -------------     --------------
Net increase                           3,715,151     $   24,673,261
                                   =============     ==============



Class A Shares for the Year                               Dollar
Ended April 30, 2001                      Shares          Amount

Shares sold                           13,610,435     $   96,759,816
Shares issued to shareholders in
reinvestment of distributions          5,783,401         41,319,687
                                   -------------     --------------
Total issued                          19,393,836        138,079,503
Shares redeemed                      (7,830,931)       (54,451,374)
                                   -------------     --------------
Net increase                          11,562,905     $   83,628,129
                                   =============     ==============



Class B Shares for the Year                               Dollar
Ended April 30, 2002                      Shares          Amount

Shares sold                           16,600,213     $   82,131,524
Shares issued to shareholders in
reinvestment of distributions          2,678,221         13,133,300
                                   -------------     --------------
Total issued                          19,278,434         95,264,824
Automatic conversion of shares       (7,524,902)       (36,910,326)
Shares redeemed                     (14,151,003)       (69,705,874)
                                   -------------     --------------
Net decrease                         (2,397,471)     $ (11,351,376)
                                   =============     ==============



Class B Shares for the Year                               Dollar
Ended April 30, 2001                      Shares          Amount

Shares sold                           23,336,705     $  127,604,675
Shares issued to shareholders in
reinvestment of distributions         10,578,480         57,740,004
                                   -------------     --------------
Total issued                          33,915,185        185,344,679
Automatic conversion of shares       (4,969,438)       (26,685,377)
Shares redeemed                     (12,583,190)       (67,280,607)
                                   -------------     --------------
Net increase                          16,362,557     $   91,378,695
                                   =============     ==============



Class C Shares for the Year                               Dollar
Ended April 30, 2002                      Shares          Amount

Shares sold                            9,996,865     $   49,209,812
Shares issued to shareholders in
reinvestment of distributions            624,631          3,063,315
                                   -------------     --------------
Total issued                          10,621,496         52,273,127
Shares redeemed                      (3,545,417)       (17,448,885)
                                   -------------     --------------
Net increase                           7,076,079     $   34,824,242
                                   =============     ==============



Class C Shares for the Year                               Dollar
Ended April 30, 2001                      Shares          Amount

Shares sold                            6,645,440     $   36,079,529
Shares issued to shareholders in
reinvestment of distributions          1,665,820          9,082,765
                                   -------------     --------------
Total issued                           8,311,260         45,162,294
Shares redeemed                      (2,193,053)       (11,527,118)
                                   -------------     --------------
Net increase                           6,118,207     $   33,635,176
                                   =============     ==============



Class D Shares for the Year                               Dollar
Ended April 30, 2002                      Shares          Amount

Shares sold                            5,140,152     $   31,977,791
Automatic conversion of shares         5,981,195         36,910,326
Shares issued to shareholders in
reinvestment of distributions            647,283          3,996,660
                                   -------------     --------------
Total issued                          11,768,630         72,884,777
Shares redeemed                      (5,319,896)       (32,980,990)
                                   -------------     --------------
Net increase                           6,448,734     $   39,903,787
                                   =============     ==============



Class D Shares for the Year                               Dollar
Ended April 30, 2001                      Shares          Amount

Shares sold                            6,002,185     $   40,190,183
Automatic conversion of shares         4,040,196         26,685,377
Shares issued to shareholders in
reinvestment of distributions          1,880,167         12,650,672
                                   -------------     --------------
Total issued                          11,922,548         79,526,232
Shares redeemed                      (3,717,470)       (24,308,473)
                                   -------------     --------------
Net increase                           8,205,078     $   55,217,759
                                   =============     ==============



Merrill Lynch Healthcare Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Commitments:
At April 30, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase foreign currency with an approximate value of $595,000.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended April 30, 2002.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended April 30, 2002 and April 30, 2001 was as follows:


                                      4/30/2002        4/30/2001

Distributions paid from:
  Ordinary income                             --     $    6,241,544
  Net long-term capital gains      $  32,970,604        130,740,135
                                   -------------     --------------
Total taxable distributions        $  32,970,604     $  136,981,679
                                   =============     ==============


As of April 30, 2002, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                   $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Unrealized gains--net                                  141,738,227*
                                                     --------------
Total accumulated earnings--net                      $  141,738,227
                                                     ==============

*The difference between book-basis and tax-basis net unrealized gains is attributable primarily to distributions applicable to 2002 for tax purposes, the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and the deferral of post-October currency losses for tax purposes.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 31, 2002



Merrill Lynch Healthcare Fund, Inc., April 30, 2002


OFFICERS AND DIRECTORS


                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                        Position(s)     Length                                               Fund Complex    ships
                            Held       of Time                                               Overseen by    Held by
Name, Address & Age      with Fund      Served  Principal Occupation(s) During Past 5 Years    Director     Director
Interested Director

Terry K. Glenn*          President     1999 to  Chairman, Americas Region since 2001,        127 Funds     None
800 Scudders Mill Road   and           present  and Executive Vice President since 1983    184 Portfolios
Plainsboro, NJ 08536     Director               of Fund Asset Management, L.P. ("FAM")
Age: 61                                         and Merrill Lynch Investment Managers,
                                                L.P. ("MLIM"); President of Merrill
                                                Lynch Mutual Funds since 1999; President
                                                of FAM Distributors, Inc. ("FAMD") since
                                                1986 and Director thereof since 1991;
                                                Executive Vice President and Director
                                                of Princeton Services, Inc. ("Princeton
                                                Services") since 1993; President of
                                                Princeton Administrators, L.P. since
                                                1988; Director of Financial Data
                                                Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                        Position(s)     Length                                               Fund Complex    ships
                            Held       of Time                                               Overseen by    Held by
Name, Address & Age      with Fund     Served*  Principal Occupation(s) During Past 5 Years    Director     Director
Independent Directors

Ronald W. Forbes         Director      1977 to  Professor Emeritus of Finance, School         46 Funds     None
1400 Washington Avenue                 present  of Business, State University of           55 Portfolios
Albany, NY 12222                                New York at Albany since 2000; and
Age: 61                                         Professor thereof from 1989 to 2000.


Cynthia A. Montgomery    Director      1995 to  Professor, Harvard Business School            46 Funds     Unum-
Harvard Business School                present  since 1989.                                55 Portfolios   Provident
Soldiers Field Road                                                                                        Corporation;
Boston, MA 02163                                                                                           and
Age: 49                                                                                                    Newell
                                                                                                           Rubbermaid
                                                                                                           Inc.


Charles C. Reilly        Director      1990 to  Self-employed financial consultant            46 Funds     None
9 Hampton Harbor Road                  present  since 1990.                                55 Portfolios
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan            Director      1992 to  Founder and currently Director Emeritus       46 Funds     Charter
127 Commonwealth Avenue                present  of The Boston University Center for        55 Portfolios   Education
Chestnut Hill, MA 02467                         the Advancement of Ethics and Character                    Partnership;
Age: 69                                         and Director thereof from1989 to 1999;                     Council for
                                                Professor from 1982 to 1999 at Boston                      Ethical and
                                                University.                                                Spiritual
                                                                                                           Education


Roscoe S. Suddarth       Director      2000 to  Former President, Middle East Institute       46 Funds     None
7403 MacKenzie Court                   present  from 1995 to 2001.                         55 Portfolios
Bethesda, MD 20817
Age: 66


Richard R. West          Director      1978 to  Professor of Finance since 1984, and          46 Funds     Bowne &
Box 604                                present  currently Dean Emeritus of New York        55 Portfolios   Co., Inc.;
Genoa, NV 89411                                 University, Leonard N. Stern School                        Vornado
Age: 64                                         of Business Administration.                                Realty
                                                                                                           Trust;
                                                                                                           Alexander's
                                                                                                           Inc.


Edward D. Zinbarg        Director      1994 to  Self-employed financial consultant            46 Funds     None
5 Hardwell Road                        present  since 1994.                                55 Portfolios
Short Hills, NJ 07078
Age: 67


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                        Position(s)     Length
                            Held       of Time
Name, Address & Age      with Fund     Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice          1993 to    First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011            President     present    since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,               and           and 1999   1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
NJ 08543-9011            Treasurer     to         from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 41                                present


Robert C. Doll, Jr.      Senior        2000 to    President of FAM and MLIM since 2001; Co-head (Americas Region) of FAM
P.O. Box 9011            Vice          present    and MLIM from 2000 to 2002; Director of Princeton Services since 1999;
Princeton,               President                Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and
NJ 08543-9011                                     Executive Vice President thereof from 1991 to 1999.
Age: 47


Jordan C. Schreiber      Senior Vice   1983 to    First Vice President of Merrill Lynch Investment Managers since 1997 and
P.O. Box 9011            President     present    Vice President thereof from 1983 to 1997.
Princeton,               and
NJ 08543-9011            Portfolio
Age: 71                  Manager


Susan B. Baker           Secretary     2002 to    Director (Legal Advisory) of the Manager since 1999; Vice President of
P.O. Box 9011                          present    the Manager from 1993 to 1999; attorney associated with the Manager
Princeton, NJ 08543-9011                          since 1987.
Age: 44


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
J.P. Morgan Chase Manhattan Bank
Global Securities Services
4 Chase Metrotech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863